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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report December 12, 2003

Commission File Number 000-27261

CH2M HILL Companies, Ltd.
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation or organization)	93-0549963 (I.R.S. Employer Identification Number)

9191 South Jamaica Street, Englewood, CO (Address of principal executive offices)	80112-5946 (Zip Code)

303) 771-0900
(Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

        This Form 8-K/A amends the Current Report on Form 8-K of CH2M HILL Companies, Ltd. dated December 12, 2003 (filed December 29, 2003) to include the financial statements of the business acquired as required by Item 7(a) and the pro-forma financial information required by Item 7(b).

        On December 12, 2003, CH2M HILL Companies, Ltd., or CH2M HILL, through a wholly-owned subsidiary, acquired substantially all of the assets and assumed certain liabilities of Lockwood Greene Engineers, Inc., or Lockwood Greene, a Massachusetts corporation. The acquisition was completed pursuant to the terms and conditions of the Asset Purchase Agreement by and among J.A. Jones, Inc., Lockwood Greene, several affiliates of Lockwood Greene and CH2M HILL, and approved pursuant to the Order Approving Motion of Lockwood Greene Engineers, Inc. and Its Debtor Subsidiaries For Authority (1) To Sell Substantially All of Their Assets Other Than in the Ordinary Course of Business Free and Clear of Liens, Claims, Encumbrances and Other Interests Pursuant to 11 U.S.C. § 363(f), and (2) To Assume and Assign Unexpired Leases or Executory Contracts Pursuant to 11 U. S.C. § 365 entered by the United States Bankruptcy Court for the Western District of North Carolina (the "Bankruptcy Court") on December 11, 2003 (the "Approval Order"). CH2M HILL completed the acquisition for total consideration of approximately $100.2 million, comprised of a purchase price of $95.5 million, working capital adjustments of $2.0 million and direct acquisition costs of $2.7 million, subject to certain post-closing adjustments. Based in Spartanburg, South Carolina, Lockwood Greene is an engineering and construction firm focused on national and multinational industrial clients worldwide.

        The purchase price, net of cash acquired, was financed through working capital of CH2M HILL and borrowings under CH2M HILL's existing credit facility with certain lenders, with Wells Fargo, N.A. acting as agent. The purchase price was determined on an arms' length basis through a competitive auction pursuant to auction and bid procedures approved by the Bankruptcy Court.

Item 7. Financial Statements and Exhibits

(a)
Financial Statements of Business Acquired.

        The following historical financial information for Lockwood Greene is filed as Exhibit 99.2 and incorporated herein by reference:

  (i)
  Report of Independent Auditors

  (ii)
  Consolidated Balance Sheet at December 31, 2002

  (iii)
  Consolidated Statement of Income for the year ended December 31, 2002

  (iv)
  Consolidated Statement of Stockholders' Equity and Comprehensive Loss for the year ended December 31, 2002

  (v)
  Consolidated Statement of Cash Flows for the year ended December 31, 2002

  (vi)
  Notes to Consolidated Financial Statements

        The following unaudited historical financial information for Lockwood Greene is filed as Exhibit 99.3 and incorporated herein by reference:

  (i)
  Unaudited Consolidated Condensed Balance Sheet at September 30, 2003

  (ii)
  Unaudited Consolidated Statements of Operations for the nine-month periods ended September 30, 2003 and 2002

  (iii)
  Unaudited Consolidated Statements of Cash Flows for the nine-month periods ended September 30, 2003 and 2002

  (iv)
  Unaudited Notes to Consolidated Condensed Financial Statements

(b)
Pro-forma Financial Information.

        The following unaudited combined pro forma statement of income of CH2M HILL and Lockwood Greene is filed as Exhibit 99.4 and incorporated herein by reference:

  (i)
  Unaudited Combined Pro Forma Statement of Income for the year ended December 31, 2003

  (ii)
  Unaudited Notes to Combined Pro Forma Statement of Income

(c)
Exhibits.

23.2
Consent of Ernst & Young LLP

99.2
Financial Statements of Lockwood Greene as of and for the year ended December 31, 2002

99.3
Unaudited Consolidated Condensed Financial Statements of Lockwood Greene as of September 30, 2003 and for the nine-month periods ended September 30, 2003 and 2002

99.4
Unaudited Combined Pro Forma Statement of Income of CH2M HILL and Lockwood Greene

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.
Date: February 24, 2004	By:	/s/ SAMUEL H. IAPALUCCI Samuel H. Iapalucci
	Its:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
23.2	Consent of Ernst & Young LLP
99.2	Financial Statements of Lockwood Greene Engineers, Inc. as of and for the year ended December 31, 2002
99.3	Unaudited Consolidated Condensed Financial Statements of Lockwood Greene Engineers, Inc. as of September 30, 2003 and for the nine-month periods ended September 30, 2003 and 2002
99.4	Unaudited Pro Forma Combined Statement of Income of CH2M HILL Companies, Ltd. and Lockwood Greene Engineers, Inc.

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  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX